DERIVATIVE INSTRUMENTS (Tables)	9 Months Ended
Sep. 30, 2015
DERIVATIVE INSTRUMENTS [Abstract]
Schedule of net income (loss) related to the effective portion of hedging instruments
	Nine months ended September 30,
	2015	2014

	Unaudited
Cost of revenues of products	$(97)	$(15)
Cost of revenues of services	(54)	(10)
Research and development, net	(282)	(46)
Selling and marketing	(175)	(23)
General and administrative	(182)	(28)

	$(788)	$(123)